UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 5, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 5, 2021, Adial Pharmaceuticals, Inc. (the “Company”) and Dr. Bankole Johnson entered into a Lock-Up Agreement Extension (the “Lock-Up Extension”), which amended the Lock-Up Agreement that they had entered into dated December 12, 2019, as amended on August 19, 2020 (the “Lock-Up”). The Lock-Up Extension extended the term of Dr. Johnson’s Lock-Up from April 1, 2021 until such date as the Company shall have publicly released the data from its ONWARD™ Phase 3 pivotal trial of its lead drug candidate, AD04, in genetically identified subjects for the treatment of Alcohol Use Disorder. In connection with the Lock-Up Extension, the Company waived, on a one-time, limited basis, the trading restrictions set forth in the Company’s Insider Trading Policy the permit, prior to the filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 with the Securities and Exchange Commission, the private sale by Dr. Johnson to one or more accredited investors of up to 150,000 shares of common stock, in order to enable Dr. Johnson to invest in new medical applications focused on brain wellness and addiction treatments. The shares were sold by Dr. Johnson to an unaffiliated third-party that purchased the entire block of shares in a private transaction at a price of $2.50 per share.

The foregoing summary of the Lock-Up Extension does not purport to be complete and is qualified in its entirety by reference to the Lock-Up Extension, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Lockup Agreement Extension executed Dr. Bankole Johnson, dated April 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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